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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 26, 2002

               PINNACLE ENTERTAINMENT, INC. 401(K) INVESTMENT PLAN
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                  1-13641                   95-3667491
(State or Other Jurisdiction      (Commission               (IRS Employer
     of Incorporation)            File Number)            Identification No.)




330 N. Brand Boulevard, Suite 1100, Glendale, California                91203
         (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (818) 662-5900

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Explanatory Note:

     This Current Report on Form 8-K is filed with respect to the Pinnacle Entertainment, Inc. 401(k) Investment Plan, as amended (the "Plan").

Item 4. Changes in Registrant's Certifying Accountant.

     On April 26, 2002, Holthouse Carlin & Van Trigt LLP was selected, and Arthur Andersen LLP was dismissed, as independent public accountants for the financial statements of the Plan. The dismissal of Arthur Andersen LLP followed the decision of the Administration Committee of the Plan to seek proposals from independent public accounting firms to audit the financial statements of the Plan.

     Arthur Andersen LLP's reports on the financial statements of the Plan for the past two years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that Arthur Andersen LLP's report dated December 5, 2001 regarding the statements of net assets available for Plan benefits as of December 31, 2000 and 1999, and the related statement of changes in net assets available for Plan benefits for the year ended December 30, 2000, provided that investment assets held by the custodian of the Plan, and transactions in those assets, were excluded from the scope of Arthur Andersen LLP's audit of the Plan's 1999 financial statements, as permitted by 29 CFR 2520.103-8 of the Department of Labor Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974, and that, in light of the significance of the information that Arthur Andersen LLP did not audit, Arthur Andersen LLP did not express an opinion on the Plan's financial statements as of December 31, 1999.

     During the Plan's two most recent fiscal years and the subsequent interim period through April 26, 2002, (i) there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference to the subject matter thereof in connection with its reports on the financial statements of the Plan for such time periods, and
(ii) there have been no "reportable events," as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

     The Administration Committee of the Plan provided Arthur Andersen LLP with a copy of this Current Report on Form 8-K prior to the filing hereof with the Securities and Exchange Commission (the "Commission"). Arthur Andersen LLP has provided the Administration Committee of the Plan with a letter addressed to the Commission, which is filed as an exhibit to this Current Report on Form 8-K.

     During the Plan's two most recent fiscal years and the subsequent interim period through April 26, 2002, the Administration Committee of the Plan did not consult Holthouse Carlin & Van Trigt LLP regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 7. Exhibits.

16. Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 3, 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PINNACLE ENTERTAINMENT, INC. 401(K)
                                       INVESTMENT PLAN



Date:  May 3, 2002                     By:  /s/ Bruce C. Hinckley
                                          --------------------------------------
                                          Bruce C. Hinckley
                                          Member of Administration Committee of
                                          the Pinnacle Entertainment, Inc.
                                          401(K) Investment Plan

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                                  Exhibit Index
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Exhibit   Description
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16.       Letter from Arthur Andersen LLP to the Securities and Exchange
          Commission, dated May 3, 2002.

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